Filed pursuant to Rule 497(e)
File Nos. 33-36528 and 811-6161
ALLIANZ FUNDS
Supplement Dated August 10, 2012
to the Statement of Additional Information for Class A, Class C and Institutional II Class Shares of Allianz Funds
Dated February 17, 2012
Disclosure Relating to Allianz Global Investors Money Market Fund
Abusive Trading Practices
     Money market funds generally are used by investors for short-term investments, often in place of bank checking or savings accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason, although the Trust and the Manager discourage excessive trading and other abusive trading practices, the Fund has not elected to impose redemption fees or other restrictions such as minimum holding periods, to deter frequent purchases and redemptions of Fund shares. The Trust and the Manager believe that money market funds, such as the Fund, are not targets of abusive trading practices because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, frequent purchases and redemptions of the Fund’s shares could increase the Fund’s transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the Fund’s portfolio, which could detract from the Fund’s performance. Accordingly, the Trust and the Manager each reserves the right to refuse any purchase or exchange request if, in the judgment of the Trust or the Manager, the transaction would adversely affect the Fund and its shareholders. Funds in the Allianz Family of Funds that are not money market mutual funds have adopted policies and procedures that seek to detect and prevent short-term trading activity that may be harmful to such funds and their shareholders, which may apply to exchanges from or into this Fund. If you plan to exchange your Fund shares for shares of another Allianz fund, please read the prospectus of that other Allianz fund for more information.
Payments to Financial Firms
     Some or all of the sales charges and servicing fees described above are paid or “reallowed” to the broker, dealer or financial advisor (collectively, “financial firms”) through which an investor purchases shares. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including shares of the Trust) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks. Financial firms that receive distribution and/or servicing fees may in certain circumstances pay and/or reimburse all or a portion of those fees to their customers, although neither the Trust nor the Distributor is involved in establishing any such arrangements and may not be aware of their existence.
     In addition, the Distributor, Allianz Global Fund Management and their affiliates (for purposes of the discussion in this paragraph, the previous paragraph, and the following three paragraphs only, collectively, the “Distributor”) from time to time make additional payments such as cash bonuses or provide other incentives to selected participating brokers and other financial firms as compensation for the sale or servicing of Allianz-sponsored funds, including the Fund, including, without limitation, providing such funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing such funds on the financial firms’ preferred or recommended fund list or otherwise identifying such funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, granting the Distributor access to the financial firms’ financial consultants (including through the firms’ intranet websites) in order to promote such funds, promotions in communications with financial firms’ customers such as in the firms’ internet websites or in customer newsletters, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.
     A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of the Fund, all other series of the Trust, other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor also makes payments to certain participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Fund and the quality of the financial firm’s relationship with the Distributor.
     The additional payments described above are from the Distributor’s own assets pursuant to agreements with brokers and do not change the price paid by investors for the purchase of the Fund’s shares or the amount the Fund will receive as proceeds from such sales. These payments are made to financial firms selected by the Distributor, generally to the firms that have sold significant amounts of shares of the Fund or other Allianz-sponsored funds. The level of payments made to a financial firm in any given year will vary and, in the case of most financial firms, will not exceed the sum of (a) 0.10% of such year’s sales by that financial firm of shares of the Trust and the Allianz Funds Multi-Strategy Trust (“MST”), (b) 0.06% of the assets attributable to that financial firm invested in equity funds of the Trust and MST, and (c) 0.03% of the assets attributable to that financial firm invested in fixed income funds of the Trust and MST. In certain cases, the payments described in the preceding sentence are subject to minimum payment levels. In lieu of payments pursuant to the foregoing formulae, the Distributor makes payments pursuant to an alternative formula or of an agreed-upon amount that, in the case of most financial firms, will not exceed the amount that would have been payable pursuant to the formulae. Notwithstanding the foregoing, the Distributor has entered, and may continue to enter, into arrangements with a small number of financial firms that result in

Filed pursuant to Rule 497(e)
File Nos. 33-36528 and 811-6161
payments in excess of what would have been payable under the formulae outlined above (“Alternative Arrangements”). The Distributor may select financial firms for Alternative Arrangements based on the factors described above, in particular due to large amounts of assets a financial firm’s clients have invested in the funds of the Trust and MST and the exclusivity of the financial firm’s partnership with the Distributor. The level of payments under an Alternative Arrangement may be calculated based on the assets invested in the Trust and MST by the financial firm’s clients and/or the annual sales by the financial firm of shares of the Trust or MST, or using another methodology. Because financial firms may be selected for Alternative Arrangements in part because they have significant client assets invested in the Trust and MST, payments under Alternative Arrangements represent a significant percentage of the Distributor’s overall payments to financial firms. Currently, the payments described above are not generally made with respect to Institutional II Class shares of the Fund. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms and make payments to financial firms to help offset the cost associated with processing transactions in shares of the Fund and other funds of the Trust and MST, which in some cases could represent a significant dollar amount.
     If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor or plan administrator and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.
     As of the date of this Statement of Additional Information, the Distributor anticipates that the firms that will receive the additional payments described above for distribution services and/or educational support include:
American Portfolios Financial Services Inc.
Ameriprise Financial Services, Inc.
Associated Securities Corp.
AXA Advisors, LLC
Banc of America Investment Services, Inc.
Banc One Securities Investment
CCO Investment Services
Chase Investment Services Corp.
Comerica Securities
Commonwealth Financial Network
Cuna Brokerage Services
E*TRADE Clearing LLC
First Allied Securities, Inc.
FSC Securities Corp.
ING Companies:
     ING Financial Partners, Inc.
     Financial Network investment Corp.
     Multi-Financial Securities Corp.
     PrimeVest Financial Services, Inc.
Janney, Montgomery, Scott
Lincoln Financial Securities
Linsco/Private Ledger Corporation
McDonald Investments
Merrill Lynch, Pierce, Fenner & Smith Inc.
ML Stern & Co.
Morgan Stanley Smith Barney LLC/Citigroup Global Markets Inc.
Mutual Service Corporation
NatCity Investments
National Planning Holdings, Inc.
     Invest Financial Corp.
     Investment Centers of America
     National Planning Corp.
     SII Investments Inc.
Northwestern Mutual Investment Services LLC
Oppenheimer & Co., Inc.
Piper Jaffray (1)
Questar Capital
Raymond James & Associates Inc.
Raymond James Financial Services, Inc.
RBC Capital Markets Corp.
Robert W. Baird
Royal Alliance Associates Inc.
SagePoint Financial, Inc. (f/k/a AIG Financial Advisors, Inc.)
Securities America, Inc.
Stifel, Nicolaus & Company, Incorporated
Sterne Agee
Summit Brokerage Services Inc.
SunTrust Investment Services
UBS Financial Services Inc.
United Planners’ Financial Services of America
US Bancorp Investments, Inc.
Waterstone Financial Group
Wells Fargo (2)
WM Financial Services Inc.

(1)	Subsequently acquired by UBS

(2)	Includes arrangements with Wachovia Capital Markets, LLC (f/k/a Wachovia Securities, LLC), which was acquired by Wells Fargo
     The Distributor expects that additional firms may be added to this list from time to time. Wholesale representatives of the Distributor and its affiliates visit brokerage firms on a regular basis to educate financial advisors about the Fund and other funds of the Trust and MST and to encourage the sale of their shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.